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Exhibit 99.1

FOURTH QUARTER 2003

Supplemental Operating and Financial Data

        This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the "10-K") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly/Annual Summary/Sales Activity/Financing Activity	9
•	Leasing Information	10
•	Information About FFO	10
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-17
•	Select Financial Ratios	18
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	19
	• Debt Maturities	20
	• Debt Detail	21
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	23
•	Consolidated Balance Sheets	24
•	Consolidated Statement of Changes in Stockholders' Equity	25
•	Statements of Funds from Operations	26
•	Statements of Funds from Operations Per Diluted Share	27
•	Reconciliation of Basic-to-Diluted Shares/Units	28
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	30
•	Properties Commencing Initial Operations	31
•	Summary of Land Parcels	32
•	Rental Property Sales	33
V. PORTFOLIO/LEASING STATISTICS
•	Leasing Statistics	35-40
•	Market Diversification (MSA's)	41
•	Industry Diversification (Top 30 Tenant Industries)	42
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	43
	(b) Square Footage	44
	(c) Base Rental Revenue	45
	(d) Percentage Leased	46
•	Consolidated Property Listing (by Property Type)	47-58
•	Significant Tenants (Top 50 Tenants)	59-60
•	Schedules of Lease Expirations (by Property Type)	61-66

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

I.    COMPANY BACKGROUND

I.    COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.7 billion at December 31, 2003. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 263 properties, primarily class A office and office/flex buildings, totaling approximately 28.3 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2003)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	263
Total Square Feet	28.3 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	15.6 million square feet
Northeast Presence	24.5 million square feet
Common Shares and Units Outstanding	73.4 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	6.1%
Total Market Capitalization	$4.7 billion
Insider Ownership	16.7%
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board

Martin S. Berger	David S. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, Chief Executive Officer

Timothy M. Jones, President

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Green Street Advisors John Lutzius (949) 640-8780
Banc of America Securities Lee Schalop/ Dan Oppenheim (212) 847-5677/ (212) 847-5733	Lehman Brothers David Shulman (212) 526-3413
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
CS First Boston Jay Habermann (212) 538-5250	Prudential Securities James Sullivan (212) 778-2515
Deutsche Bank-North America Louis Taylor (212) 250-4912	Smith Barney Citigroup Jonathan Litt/Gary Boston (212) 816-0231/(212) 816-1383
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Wachovia Securities Christopher Haley (443) 263-6773
Goldman Sachs Carey Callaghan (212) 902-4351

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599

Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

II.    FINANCIAL HIGHLIGHTS

II.    FINANCIAL HIGHLIGHTS

Quarterly/Annual Summary

        Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2003 amounted to $66.5 million, or $0.91 per share, versus $68.3 million, or $0.96 per share, for the quarter ended December 31, 2002. For the year ended December 31, 2003, FFO available to common shareholders amounted to $275.7 million, or $3.82 per share, versus $281.8 million, or $3.93 per share, for 2002.

        Net income available to common shareholders for the fourth quarter 2003 equaled $27.4 million, or $0.47 per share, versus $29.8 million, or $0.52 per share, for the same quarter last year, a per share decrease of 9.6 percent. For the year ended December 31, 2003, net income available to common shareholders equaled $141.4 million, or $2.43 per share, versus $139.7 million, or $2.43 per share, for last year.

        Total revenues for the fourth quarter 2003 increased 5.5 percent to $147.6 million as compared to $139.9 million for the same quarter last year. For the year ended December 31, 2003, total revenues amounted to $586.2 million, an increase of 4.0 percent over total revenues of $563.6 million in 2002.

        All per share amounts presented above are on a diluted basis; basic earnings per share is included in the financial tables on page 23.

        The Company had 59,420,484 shares of common stock, 10,000 shares of cumulative redeemable perpetual preferred stock, 7,795,498 common operating partnership units and 215,018 $1,000-face-value preferred operating partnership units outstanding as of year end.

        The outstanding preferred units are convertible into 6,205,425 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 73,421,407 shares/common units outstanding at December 31, 2003.

        As of December 31, 2003, the Company had total indebtedness of approximately $1.6 billion, with a weighted average annual interest rate of 7.10 percent. Mack-Cali had a total market capitalization of $4.7 billion and a debt-to-undepreciated assets ratio of 37.9 percent at December 31, 2003. The Company had an interest coverage ratio of 3.28 times for the quarter ended December 31, 2003.

        The following is a summary of the Company's recent activity:

Sales Activity

        In October, the Company sold Riverview Tower, a 248,153 square-foot office building located in San Antonio, Texas, for approximately $11 million.

        In November, the Company sold 27.7 acres of land in Hamilton Township, New Jersey, for approximately $2.5 million.

Financing Activity

        In December, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the fourth quarter 2003, which was paid on January 16, 2004 to shareholders of record as of January 6, 2004. The Board of Directors also declared a cash dividend of $0.50 per depositary share, each representing 1/100th of a share of 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share) for the period October 15, 2003 through January 14, 2004. The preferred stock dividend was paid on January 15, 2004 to shareholders of record as of January 6, 2004.

        More recently, in January 2004 the Company through its operating partnership, sold $100 million of 10-year senior unsecured notes. The 5.125 percent notes are due February 15, 2014. The proceeds from the issuance of approximately $98.5 million will be applied to the repayment of 7-percent, $300 million face amount unsecured notes at maturity on March 15, 2004.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 91.5 percent leased at December 31, 2003, compared to 90.7 percent leased at September 30, 2003, and 92.3 percent leased at December 31, 2002.

        For the quarter ended December 31, 2003, the Company executed 173 leases totaling 940,716 square feet. For the year ended December 31, 2003, the Company executed 679 leases totaling 4,162,005 square feet.

        Leases for the quarter ended December 31, 2003 consisted of: 677,413 square feet of office space; 241,203 square feet of office/flex space; and 22,100 square feet of industrial/warehouse space. Of these totals, 382,265 square feet were for new leases and 558,451 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions include:

  •
  Prudential Insurance Company signed a seven-year, 75,174 square foot lease transaction at 8 Campus Drive in Parsippany, New Jersey. The transaction represents a renewal of 66,956 square feet and expansion of 8,578 square feet. 8 Campus Drive, a 215,265 square-foot class A office property located in the Mack-Cali Business Campus, is 100 percent leased.

  •
  Jack and Jill Ice Cream Co., a distributor of ice cream and other frozen confections, signed a new 15-year lease for 64,700 square feet, representing the entire office/flex building located at 101 Commerce Drive in Moorestown, New Jersey. The building is located in the Moorestown West Corporate Center.

  •
  Fremont Investment & Loan, a financial services company, signed a 30,000 square foot expansion for 10 years at 555 Taxter Road in Elmsford, New York. The 170,554 square-foot class A office building is 63.6 percent leased.

  •
  Montefiore Medical Center, one of the largest health care systems in the nation, signed an expansion of 26,475 square feet for 15 years, and now leases 100 percent of the 71,065 square-foot office building at Three Odell Plaza at the South Westchester Executive Park in Yonkers, New York.

  •
  Unitrin Direct Insurance Company, a subsidiary of financial services provider Unitrin, Inc., signed a new lease for 21,814 square feet for seven years at One Plymouth Meeting in Plymouth Meeting, Pennsylvania. The 167,748 square-foot office building is 94.7 percent leased.

  •
  Prints Plus, Inc., a provider of printing and copying services, renewed its lease for 20,717 square feet at 250 Clearbrook Road in the Cross Westchester Executive Park in Elmsford, New York for five years. The 155,000 square-foot office/flex building is 94.5 percent leased.

  •
  Office of Thrift Supervision, the primary regulator of all federally chartered thrift institutions, signed a new, 16-year lease for 20,664 square feet at Harborside Plaza 5 in Jersey City, New Jersey. The 977,225 square-foot, class A office building is 60.1 percent leased.

Information About FFO

        Funds from operations ("FFO") is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the

Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Key Financial Data

	As of or for the three months ended
	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Shares and Units:
Common Shares Outstanding	59,420,484	58,182,631	58,011,329	57,592,309	57,318,478
Common Units Outstanding (a)	14,000,923	14,013,564	14,018,563	14,042,537	14,044,513
Combined Shares and Units	73,421,407	72,196,195	72,029,892	71,634,846	71,362,991
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	0
Weighted Average- Basic (b)	66,051,264	65,668,258	65,330,939	65,040,080	65,139,781
Weighted Average- Diluted (c)	73,002,872	72,465,396	71,980,343	71,376,595	71,568,463
Common Share Price ($'s):
At the end of the period	41.6200	39.2000	36.3800	30.9700	30.3000
High during period	41.9600	39.2100	36.5000	31.3800	31.7000
Low during period	36.8600	35.3500	30.4100	27.3500	27.0300
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity (d)	3,080,799	2,855,091	2,645,447	2,243,531	2,162,299
Total Debt	1,628,584	1,630,930	1,727,635	1,755,992	1,752,372
Total Market Capitalization	4,709,383	4,486,021	4,373,082	3,999,523	3,914,671
Total Debt/ Total Market Capitalization	34.58%	36.36%	39.51%	43.91%	44.76%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,749,570	3,711,515	3,794,873	3,809,480	3,796,429
Gross Book Value of Real Estate Assets	3,954,632	3,941,814	3,897,327	3,876,959	3,857,657
Total Liabilities	1,779,983	1,777,015	1,881,724	1,904,422	1,912,199
Total Minority Interests	428,099	429,791	428,045	429,155	430,036
Total Stockholders' Equity	1,541,488	1,504,709	1,485,104	1,475,903	1,454,194
Total Revenues	147,603	146,671	144,659	147,313	139,880
Capitalized Interest	905	1,717	2,336	2,328	2,494
Scheduled Principal Payments	2,346	1,705	1,444	1,345	976
Interest Coverage Ratio	3.28	3.41	3.46	3.34	3.32
Fixed Charge Coverage Ratio	2.57	2.66	2.67	2.65	2.65
Net Income	27,920	50,892	34,260	29,981	29,836
Net Income Available to Common Shareholders	27,420	50,392	33,588	29,981	29,836
Earnings per Share—diluted	0.47	0.84	0.58	0.52	0.52
FFO per Share—diluted (e)	0.91	0.96	0.98	0.97	0.96
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted (e)	69.15%	65.61%	64.16%	65.20%	66.02%
Portfolio Size:
Properties	263	265	263	264	265
Total Square Footage	28,257,543	28,505,696	28,883,862	29,157,056	29,260,745
Sq. Ft. Leased at End of Period (f)	91.5%	90.7%	92.2%	92.4%	92.3%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(f)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,
				% Change
	2003	2002	Change
Total Property Revenues	$137,796	$135,861	$1,935	1.4

Real Estate Taxes	14,755	14,545	210	1.4
Utilities	9,647	9,082	565	6.2
Operating Services	18,872	18,908	(36)	(0.2)

Total Property Expenses:	43,274	42,535	739	1.7
GAAP Net Operating Income	94,522	93,326	1,196	1.3
Less: straight-lining of rents adj.	3,980	3,517	463	13.2

Net Operating Income	$90,542	$89,809	$733	0.8

Percentage Leased at Period End	91.7%	89.2%

Total Properties:	247
Total Square Footage:	26,060,408

	For the three months ended December 31,
				% Change
	2003	2002	Change
Total Property Revenues	$524,658	$525,496	$(838)	(0.2)

Real Estate Taxes	60,059	58,542	1,517	2.6
Utilities	37,895	36,314	1,581	4.4
Operating Services	66,946	62,641	4,305	6.9

Total Property Expenses:	164,900	157,497	7,403	4.7
GAAP Net Operating Income	359,758	367,999	(8,241)	(2.2)
Less: straight-lining of rents adj.	9,619	8,424	1,195	14.2

Net Operating Income	$350,139	$359,575	$(9,436)	(2.6)

Percentage Leased at Period End	93.4%	93.6%

Total Properties:	243
Total Square Footage:	24,906,766

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	77.4%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	52.3%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	68.9%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	94.5%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II (a)	1	Daly City, CA	100.0%	100,740	32.5%
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu	1	East Rutherford, NJ	n/a	n/a	20.0%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%
Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)
Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2003 and 2002:

	December 31, 2002
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$143,877	—	$7,207	—	$13,196	$13,262	$36,058	—	—	$85,488	$299,088
Other assets	1,534	$13,598	3,091	—	3,307	548	336	—	—	11,065	33,479

Total assets	$145,411	$13,598	$10,298	—	$16,503	$13,810	$36,394	—	—	$96,553	$332,567

Liabilities and partners'/members' capital (deficit):
Mortgages and loans payable	—	—	$41,563	—	—	$14,936	—	—	—	$73,175	$129,674
Other liabilities	$1,571	44	868	—	$1,472	88	$712	—	—	2,788	7,543
Partners'/members'capital	143,840	13,554	(32,133)	—	15,031	(1,214)	35,682	—	—	20,590	195,350

Total liabilities and partners'/members' capital	$145,411	$13,598	$10,298	—	$16,503	$13,810	$36,394	—	—	$96,553	$332,567

Company's net investment in unconsolidated joint ventures	$1,073	$12,808	$6,427	—	$7,437	—	$7,575	—	—	$13,304	$48,624

	December 31, 2002
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	—	—	$8,329	$105,195	—	$13,803	$36,520	—	$17,364	$90,407	$271,618
Other assets	—	$16,242	3,813	26,523	—	1,900	730	—	1,211	5,610	56,029

Total assets	—	$16,242	$12,142	$131,718	—	$15,703	$37,250	—	$18,575	$96,017	$327,647

Liabilities and partners'/members' capital (deficit):
Mortgages and loans payable	—	—	$50,000	—	—	$15,282	—	—	$17,983	$69,475	$152,740
Other liabilities	—	$18	1,789	$6,243	—	97	$1,029	—	48	4,084	13,308
Partners'/members' capital	—	16,224	(39,647)	125,475	—	324	36,221	—	544	22,458	161,599

Total liabilities and partners'/members' capital	—	$16,242	$12,142	$131,718	—	$15,703	$37,250	—	$18,575	$96,017	$327,647

Company's net investment in unconsolidated joint ventures	—	$15,900	$2,794	$134,158	—	$1,232	$7,652	—	$289	$14,772	$176,797

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2003 and 2002:

	Year Ended December 31, 2003
	Meadowlands Xanadu	Pru- Beta3	HPMC	G&G Martco	American Financial Exchange(a)	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	—	$4,674	$12,411	$17,398	$1,730	$238	$3,801	—	—	$23,933	—	$64,185
Operating and other expenses	—	—	(505)	(4,017)	(3,040)	(44)	(970)	(3,062)	—	—	(16,365)	—	(28,003)
Depreciation and amortization	—	—	—	(1,533)	(2,912)	(228)	(555)	(974)	—	—	(6,262)	—	(12,464)
Interest expense	—	—	—	(1,497)	—	—	(451)	—	—	—	(3,174)	—	(5,122)

Net income (loss)	—	—	$4,169	$5,364	$11,446	$1,458	$(1,738)	$(235)	—	—	$(1,868)	—	$18,596

Company's equity in earnings (loss) of unconsolidated joint ventures	—	—	$2,325	$2,559	$11,342	$(83)	$(1,332)	$(47)	—	—	$(1,284)	$(1,607)	$11,873

(a)
Represents results of operations for period in which Company had ownership interest of January 1, 2003 through September 28, 2003.

	Year Ended December 31, 2002
	Meadowlands Xanadu	Pru- Beta3	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	—	$11,622	$13,394	$7,063	—	$1,856	$4,329	$84,552	—	$10,325	—	$133,141
Operating and other expenses	—	—	(861)	(4,009)	(1,121)	—	(1,043)	(2,788)	(24,408)	—	(9,922)	—	(44,152)
Depreciation and amortization	—	—	(641)	(1,646)	(1,046)	—	(4,016)	(974)	—	—	(3,097)	—	(11,420)
Interest expense	—	—	(233)	(1,951)	—	—	(745)	—	(28,995)	—	(1,598)	—	(33,522)

Net income (loss)	—	—	$9,887	$5,788	$4,896	—	$(3,948)	$567	$31,149	—	$(4,292)	—	$44,047

Company's equity in earnings (loss) of unconsolidated joint ventures	—	—	$5,789	$2,999	$5,037	—	$(1,782)	$159	$4,390	—	$(1,799)	$(1,786)	$13,007

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2003 and 2002:

	Three Months Ended December 31, 2003
	Meadowlands Xanadu	Pru- Beta3	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	—	$14	$2,731	$(50)	$1,663	$55	$881	—	—	$7,550	—	$12,844
Operating and other expenses	—	—	(190)	(1,021)	(4)	(36)	(234)	(533)	—	—	(4,638)	—	(6,656)
Depreciation and amortization	—	—	—	(318)	—	(228)	(139)	(244)	—	—	(1,552)	—	(2,481)
Interest expense	—	—	—	(299)	—	—	(107)	—	—	—	(818)	—	(1,224)

Net income	—	—	$(176)	$1,093	$(54)	$1,399	$(425)	$104	—	—	$542	—	$2,483

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$(22)	—	$547	—	$(83)	—	$(7)	—	—	$271	$(83)	$623

	Three Months Ended December 31, 2002
	Meadowlands Xanadu	Pru- Beta3	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	—	$11,622	$3,327	$5,882	—	$78	$931	$(25,993)	—	$9,709	—	$5,556
Operating and other expenses	—	—	(861)	(1,102)	(924)	—	(275)	(771)	12,630	—	(8,021)	—	676
Depreciation and amortization	—	—	(641)	(427)	(889)	—	(3,331)	(243)	—	—	(1,521)	—	(7,052)
Interest expense	—	—	(233)	(482)	—	—	(166)	—	(7,522)	—	(794)		(9,197)

Net income	—	—	$9,887	$1,316	$4,069	—	$(3,694)	$(83)	$(20,885)	—	$(627)	—	$(10,017)

Company's equity in earnings (loss) of unconsolidated joint ventures	—	—	$(226)	$781	$4,211	—	$(349)	$(17)	$434	—	$(314)	$(543)	$3,977

Select Financial Ratios

	December 31,
Ratios Computed For Industry Comparisons:	2003	2002
Financial Position Ratios:
Total Debt/Total Book Capitalization	43.43%	46.15%
(Book value) (%)
Total Debt/Total Market Capitalization	34.58%	44.76%
(Market value) (%)
Total Debt/Total Undepreciated Assets (%)	37.91%	41.31%
Secured Debt/ Total Undepreciated Assets (%)	11.66%	13.72%

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Operational Ratios:
Interest Coverage	3.28	3.32	3.37	3.61
(Funds from Operations + Interest Expense)/Interest Expense (x)
Debt Service Coverage	3.04	3.21	3.18	3.50
(Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)
Fixed Charge Coverage	2.57	2.65	2.64	2.65
(Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest + Pref. Div. + Prin. Amort. + Ground Lease Payments) (x)
FFO Payout	69.15%	66.02%	65.99%	63.62%
(Dividends Declared/Funds from Operations) (%)

Debt Analysis
(as of December 31, 2003)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,127,859	69.25%	7.22%	5.17
Fixed Rate Secured Debt	468,547	28.77%	7.16%	2.26
Variable Rate Secured Debt	32,178	1.98%	1.84%	5.08

Totals/Weighted Average:	$1,628,584	100.00%	7.10%	4.33

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2004	$7,493	$309,863	$317,356	7.33%
2005	7,507	253,249	260,756	7.13%
2006	992	144,642	145,634	7.36%
2007	874	9,364	10,238	6.96%
2008	866	—	866	5.96%
Thereafter	4,029	898,320	902,349	6.99%

Sub-total	21,761	1,615,438	1,637,199	7.10%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2003	(8,615)	—	(8,615)	—

Totals/Weighted Average:	$13,146	$1,615,438	$1,628,584	7.10%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of December 31, 2003 of 1.19 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TOTALS
Secured Debt:
400 Chestnut Ridge	$9,863										$9,863
Mack-Cali Centre VI		$35,000									35,000
Prudential Portfolio		150,000									150,000
Mack-Cali Bridgewater I		23,000									23,000
Mack-Cali Woodbridge II		17,500									17,500
Mack-Cali Short Hills		22,089									22,089
500 West Putnam Ave		5,660									5,660
Harborside Financial Center—Plazas 2 & 3			$144,642								144,642
Mack-Cali Airport				$9,364							9,364
Kemble Plaza I						$32,178					32,178
2200 Renaissance Boulevard									$15,234		15,234
Soundview Plaza										$14,889	14,889

Total Secured Debt:	$9,863	$253,249	$144,642	$9,364	$—	$32,178	$—	$—	$15,234	$14,889	$479,419

Unsecured Debt:
7.000% unsecured notes due 3/04	$300,000										$300,000
7.250% unsecured notes due 3/09						$300,000					300,000
7.835% unsecured notes due 12/10							$15,000				15,000
7.750% unsecured notes due 2/11								$300,000			300,000
6.150% unsecured notes due 12/12									$94,914		94,914
5.820% unsecured notes due 3/13										$26,105	26,105
4.600% unsecured notes due 6/13										100,000	100,000

Total Unsecured Debt:	$300,000	$—	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$1,136,019

Total Debt:	$309,863	$253,249	$144,642	$9,364	$—	$332,178	$15,000	$300,000	$110,148	$140,994	$1,615,438

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	December 31, 2003	December 31, 2002	Date of Maturity
Senior Unsecured Notes: (a)
7.180%, $95,283 Face Amount Notes	public debt	7.230%	—	$95,283	—
7.000%, $300,000 Face Amount Notes	public debt	7.270%	$299,983	299,904	03/15/04
7.250%, $300,000 Face Amount Notes	public debt	7.490%	298,777	298,542	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,775	298,602	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,506	90,015	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,089	—	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,729	—	06/15/13

Total Senior Unsecured Notes:			$1,127,859	$1,097,346

Revolving Credit Facilities:
2002 Unsecured Facility (b)	15 Lenders	LIBOR+0.700%	—	$73,000	09/27/05

Total Revolving Credit Facilities:			—	$73,000

Property Mortgages: (c)
Harborside—Plaza 1	U.S. West Pension Trust	4.359%	—	$61,722	—
Mack-Cali Willowbrook	CIGNA	8.670%	—	7,658	—
1633 Littleton Road	First Union/Maher Partners	3.870%	—	3,504	—
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	$10,374	11,611	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	23,592	24,470	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	7,495	8,417	10/10/05
Harborside—Plazas 2 and 3	Northwestern/Principal	7.366%	153,603	158,140	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,030	10,226	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	18,800	19,100	12/01/12
Soundview Plaza	TIAA	6.015%	19,153	19,500	01/01/13

Total Property Mortgages:			$500,725	$582,026

Total Debt:			$1,628,584	$1,752,372

  (a)
  Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

  (b)
  Total borrowing capacity under this facility is $600.0 million.

  (c)
  Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

  (d)
  The Company has the option to convert the mortgage loan, which is secured by 11 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III.    FINANCIAL INFORMATION

III.    FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
Revenues
	2003	2002	2003	2002
Base rents	$127,641	$122,979	$505,985	$489,149
Escalations and recoveries from tenants	15,162	14,144	61,418	56,746
Parking and other	4,800	2,757	18,843	17,717

Total revenues	147,603	139,880	586,246	563,612

Expenses
Real estate taxes	16,197	14,967	64,718	60,417
Utilities	10,021	9,168	41,788	38,282
Operating services	20,108	18,570	74,956	67,033
General and administrative	9,149	6,885	31,461	26,977
Depreciation and amortization	31,581	28,910	119,157	107,949
Interest expense	29,167	29,439	116,311	107,823
Interest income	(264)	(775)	(1,100)	(2,301)
Loss on early retirement of debt, net	—	—	2,372	—

Total expenses	115,959	107,164	449,663	406,180

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	31,644	32,716	136,583	157,432
Minority interest in Operating Partnership	(7,123)	(7,379)	(29,870)	(32,835)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	623	3,977	11,873	13,007
Gain on sale of investment in unconsolidated joint venture (net of minority interest)	716	—	21,108	—

Income from continuing operations	25,860	29,314	139,694	137,604
Discontinued operations (net of minority interest):
Income (loss) from discontinued operations	105	482	239	(298)
Realized gain on disposition of rental property	1,955	—	3,120	—

Total discontinued operations, net	2,060	482	3,359	(298)
Realized gains (losses) and unrealized losses on disposition of rental property (net of minority interest), net	—	40	—	2,416

Net income	27,920	29,836	143,053	139,722
Preferred stock dividends	(500)	—	(1,672)	—

Net income available to common shareholders	$27,420	$29,836	$141,381	$139,722

Basic earnings per common share:
Income from continuing operations	$0.44	$0.51	$2.39	$2.45
Discontinued operations	0.03	0.01	0.06	(0.01)

Net income available to common shareholders	$0.47	$0.52	$2.45	$2.44

Diluted earnings per common share:
Income from continuing operations	$0.43	$0.51	$2.37	$2.44
Discontinued operations	0.04	0.01	0.06	(0.01)

Net income available to common shareholders	$0.47	$0.52	$2.43	$2.43

Dividends declared per common share	$0.63	$0.63	$2.52	$2.50
Basic weighted average shares outstanding	58,256	57,326	57,724	57,227
Diluted weighted average shares outstanding	66,795	65,338	65,990	65,427

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2003	2002
Assets
Rental property
Land and leasehold interests	$552,287	$544,176
Buildings and improvements	3,176,236	3,141,003
Tenant improvements	218,493	164,945
Furniture, fixtures and equipment	7,616	7,533

	3,954,632	3,857,657
Less—accumulated depreciation and amortization	(546,007)	(445,569)

Net investment in rental property	3,408,625	3,412,088
Cash and cash equivalents	78,375	1,167
Investments in unconsolidated joint ventures, net	48,624	176,797
Unbilled rents receivable, net	74,608	64,759
Deferred charges and other assets, net	126,791	127,551
Restricted cash	8,089	7,777
Accounts receivable, net of allowance for doubtful accounts of $1,392 and $1,856	4,458	6,290

Total assets	$3,749,570	$3,796,429

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,127,859	$1,097,346
Revolving credit facilities	—	73,000
Mortgages and loans payable	500,725	582,026
Dividends and distributions payable	46,873	45,067
Accounts payable and accrued expenses	41,423	50,774
Rents received in advance and security deposits	40,099	39,038
Accrued interest payable	23,004	24,948

Total liabilities	1,779,983	1,912,199

Minority interest in Operating Partnership	428,099	430,036

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and no shares outstanding, at liquidation preference	25,000	—
Common stock, $0.01 par value, 190,000,000 shares authorized,59,420,484 and 57,318,478 shares outstanding	594	573
Additional paid-in capital	1,597,785	1,525,479
Dividends in excess of net earnings	(74,721)	(68,966)
Unamortized stock compensation	(7,170)	(2,892)

Total stockholders' equity	1,541,488	1,454,194

Total liabilities and stockholders' equity	$3,749,570	$3,796,429

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the year ended December 31, 2003
(in thousands) (unaudited)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Amount	Shares	Par Value
Balance at January 1, 2003	—	—	57,318	$573	$1,525,479	$(68,966)	$(2,892)	$1,454,194
Net income	—	—	—	—	—	143,053	—	143,053
Preferred stock dividends	—	—	—	—	—	(1,672)	—	(1,672)
Common stock dividends	—	—	—	—	—	(147,136)	—	(147,136)
Issuance of preferred stock	10	$25,000	—	—	(164)	—	—	24,836
Redemption of common units for shares of common stock	—	—	44	1	1,384	—	—	1,385
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	4	—	148	—	—	148
Proceeds from stock options exercised	—	—	1,421	14	47,182	—	—	47,196
Proceeds from stock warrants exercised	—	—	443	4	16,577	—	—	16,581
Stock options expense	—	—	—	—	189	—	—	189
Deferred compensation plan for directors	—	—	—	—	227	—	—	227
Issuance of Restricted Stock Awards	—	—	225	2	7,233	—	(5,649)	1,586
Amortization of stock compensation	—	—	—	—	—	—	1,931	1,931
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	575	—	(575)	—
Cancellation of Restricted Stock Awards	—	—	—	—	(15)	—	15	—
Repurchase of common stock	—	—	(35)	—	(1,030)	—	—	(1,030)

Balance at December 31, 2003	10	$25,000	59,420	$594	$1,597,785	$(74,721)	$(7,170)	$1,541,488

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Net income available to common shareholders	$27,420	$29,836	$141,381	$139,722
Add: Minority interest in Operating Partnership	7,123	7,379	29,870	32,835
Minority interest in equity in earnings of unconsolidated joint ventures	83	542	1,607	1,786
Minority interest in gain on sale of investment in unconsolidated joint venture	96	—	2,844	—
Minority interest in discontinued operations	276	66	453	(39)
Minority interest in gain on sale of rental property	—	5	—	343
Real estate-related depreciation and amortization on continuing operations (a)	32,511	30,684	126,932	111,154
Real estate-related depreciation and amortization on discontinued operations	57	(171)	604	1,564
Deduct: Gain on sale of investment in unconsolidated joint venture	(812)	—	(23,952)	—
Discontinued operations—Realized gain on disposition of rental property (b)	(244)	—	(1,568)	—
Realized (gains) losses and unrealized losses on disposition of rental property, net (c)	—	(45)	—	(2,042)
Equity in earnings from gain on sale	—	—	(2,427)	(3,506)

Funds from operations available to common shareholders (d)	$66,510	$68,296	$275,744	$281,817

Diluted weighted average shares/units outstanding (e)	73,003	71,568	72,209	71,715
Funds from operations per share/unit—diluted	$0.91	$0.96	$3.82	$3.93
Dividend declared per common share	$0.63	$0.63	$2.52	$2.50
Dividend payout ratios:
Funds from operations—diluted	69.15%	66.02%	65.99%	63.62%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,452	$3,409	$8,982	$7,445
Tenant improvements and leasing commissions	$12,399	$9,311	$44,432	$33,946
Straight-line rent adjustments (f)	$4,410	$4,494	$13,293	$9,529

(a)
Includes the Company's share from unconsolidated joint ventures of $1,113 and $1,976 for the three months ended December 31, 2003 and 2002, respectively and $8,457 and $4,054 for the year ended December 31, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $1,973 for the three months and year ended December 31, 2003.

(c)
Net of gain on sale of land of $717 for the year ended December 31, 2002.

(d)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(e)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,004 shares and 14,045 shares for the three months ended December 31, 2003 and 2002, respectively and 14,021 shares and 14,170 shares for the year ended December 31, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(f)
Includes the Company's share from unconsolidated joint ventures of $183 and $881 for the three months ended December 31, 2003 and 2002, respectively and $3,087 and $52 for the year ended December 31, 2003 and 2002, respectively.

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Net income available to common shareholders	$0.47	$0.52	$2.43	$2.43
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.45	0.43	1.76	1.55
Real estate-related depreciation and amortization on discontinued operations	—	—	0.01	0.02
Deduct: Gain on sale of investment in unconsolidated joint venture	(0.01)	—	(0.33)	—
Discontinued operations — realized gain on disposition of rental property	—	—	(0.02)	—
Realized (gains) losses and unrealized losses on disposition of rental property, net (b)	—	—	—	(0.03)
Equity in earnings from gain on sale	—	—	(0.03)	(0.05)
Rounding adjustment	—	0.01	—	0.01

Funds from operations available to common shareholders (c)	$0.91	$0.96	$3.82	$3.93

Diluted weighted average shares/units outstanding (d)	73,003	71,568	72,209	71,715

(a)
Includes the Company's share from unconsolidated joint ventures of $0.02 and $0.03 for the three months ended December 31, 2003 and 2002, respectively and $0.12 and $0.06 for the year ended December 31, 2003 and 2002, respectively.

(b)
Net of gain on sale of land of $0.01 for the year ended December 31, 2002.

(c)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,004 shares and 14,045 shares for the three months ended December 31, 2003 and 2002, respectively and 14,021 shares and 14,170 shares for the year ended December 31, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Basic weighted average shares outstanding:	58,256	57,326	57,724	57,227
Add: Weighted average common units	7,796	7,814	7,802	7,882

Basic weighted average shares/units:	66,052	65,140	65,526	65,109
Add: Weighted average preferred units (after conversion to common units)	6,208	6,231	6,219	6,288
Stock options	673	143	441	302
Restricted stock awards	42	54	10	14
Stock warrants	28	—	13	2

Diluted weighted average shares/units outstanding:	73,003	71,568	72,209	71,715

IV.    VALUE CREATION PIPELINE

IV.    VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
9/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,432
9/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,387

Total Office Property Acquisitions:			2	131,119	18,819

Office/Flex:
8/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,100

Total Property Acquisitions:			3	202,184	$24,919

For the year ended December 31, 2002

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,706
08/09/02	3 Skyline Drive(c)	Hawthorne, Westchester County, NY	1	75,668	9,460
11/01/02	1633 Littleton Road(d)	Parsippany, Morris County, NJ	1	57,722	11,833
11/05/02	1266 East Main Street	Stamford, Fairfield County, CT	1	179,260	33,205
12/11/02	2200 Renaissance Boulevard	King of Prussia, Montgomery County, PA	1	174,124	26,800
12/31/02	16 & 18 Sentry Park West	Blue Bell, Montgomery County, PA	2	188,103	34,466

Total Office Property Acquisitions:			7	742,626	$123,470

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2003.

(b)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2002.

(c)
On August 9, 2002, the Company acquired an undivided 68.1 percent interest (75,668 square feet) in 3 Skyline Drive, a 113,098 square-foot office property. The property was acquired as tenants-in-common with the intention that, soon after the completion of the acquisition, the individual interests would be converted into separate condominium units. On September 27, 2002, the Company executed a condominium agreement and deed to formalize the conversion of its undivided interest in the property into a condominium interest. The Company has accounted for its interest in the property as if the condominium was in place since the date of acquisition.

(d)
In connection with the acquisition of the 1633 Littleton Road property, the Company assumed a mortgage loan, which was recorded at $3.5 million and bore an effective interest rate of 3.87 percent.

Properties Commencing Initial Operations
(dollars in thousands)

For the year ended December 31, 2003

No Activity.

For the year ended December 31, 2002

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	977,225	$196,610	(b)
11/18/02	600 Horizon Drive	Hamilton Township, Mercer County, NJ	1	95,000	7,549

Total Office Properties Commencing Initial Operations:			2	1,072,225	204,159

Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,985	(c)

Total Properties Commencing Initial Operations:			3	1,105,225	$209,144

(a)
Development costs were funded primarily through draws on the Company's revolving credit facility. Amounts are as of December 31, 2002.

(b)
Amount consists of $176,900 included in rental property and $19,710 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(c)
Amount consists of $4,731 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center (c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II (c)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III (d)	Daly City	CA	2.5	270,000	Office

Total:			315.3	8,252,250

(a)
Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Mack-Cali holds an option to purchase this land.

(d)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the year ended December 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324
10/31/03	111 Soledad	San Antonio, Bexar County, TX	1	248,153	10,782	10,538	244

Total Office Property Sales:			2	351,842	$16,251	$14,683	$1,568

Land:
11/19/03	Home Depot	Hamilton Township, Mercer County, NJ	1	27.7 acres	2,471	498	1,973

Total Property Sales:			3	351,842	$18,722	$15,181	$3,541

For the year ended December 31, 2002

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/ (Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
10/16/02	Arizona Portfolio(c)	Maricopa County, AZ	3	416,967	42,764	42,719	45

Total Office Property Sales:			12	1,724,532	144,907	145,622	(715)

Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			13	1,724,532	$163,224	$156,124	$7,100

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bore interest at 15 percent with a current rate of 11 percent, which was repaid in full by December 31, 2003.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

(c)
On October 16, 2002 the Company sold 9060 East Via Linda Boulevard, 19640 North 31st Street and 5551 West Talavi Boulevard in a single transaction with one buyer, Summit Commercial Properties, Inc.

V.    PORTFOLIO/LEASING STATISTICS

V.    PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2003)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 9/30/03	Leased Sq. Ft. Acquired/ Sold(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/03(c)	Pct. Leased 12/31/03	Pct. Leased 9/30/03
Northeast
Northern NJ	9,992,500	—	(197,949)	283,233	85,284	10,077,784	91.3%	90.5%
Central NJ	2,818,715	—	(85,844)	44,408	(41,436)	2,777,279	92.2%	93.6%
Westchester Co., NY	4,651,137	—	(248,845)	215,508	(33,337)	4,617,800	94.9%	95.6%
Sub. Philadelphia	3,021,336	—	(111,211)	203,740	92,529	3,113,865	89.0%	86.4%
Fairfield, CT	773,415	—	(27,739)	35,630	7,891	781,306	91.7%	90.8%
Washington, DC/MD	435,768	—	(4,142)	12,647	8,505	444,273	98.6%	96.7%
Dutchess/Nassau/Rockland Co., NY	567,217	—	(5,885)	9,536	3,651	570,868	96.5%	95.9%

Total Northeast	22,260,088	—	(681,615)	804,702	123,087	22,383,175	92.1%	91.6%

Southwest/West
Texas	712,495	(176,644)	(53,265)	28,981	(24,284)	511,567	80.3%	80.5%
Colorado	1,270,357	—	(25,720)	91,520	65,800	1,336,157	85.4%	81.2%
San Francisco	430,437	—	(5,889)	15,513	9,624	440,061	97.6%	95.5%

Total Southwest/West	2,413,289	(176,644)	(84,874)	136,014	51,140	2,287,785	86.2%	83.2%

Company Totals	24,673,377	(176,644)	(766,489)	940,716	174,227	24,670,960	91.5%	90.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2003	27,204,954
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(248,153)

Total sq. ft. as of December 31, 2003	26,956,801

  (a)
  Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

  (b)
  Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

  (c)
  Includes leases expiring December 31, 2003 aggregating 143,059 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended December 31, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	33	283,233	87,097	196,136	7.2	25.24	2.74
Central NJ	Office	10	32,417	11,309	21,108	4.9	23.33	3.87
	Office/Flex	3	11,991	7,319	4,672	5.8	16.99	4.43
Westchester Co., NY	Office	28	116,531	13,011	103,520	6.0	24.99	3.16
	Office/Flex	11	76,877	13,123	63,754	8.4	14.84	1.25
	Industrial/Warehouse	1	22,100	—	22,100	2.0	23.61	0.43
Sub. Philadelphia	Office	6	51,405	35,006	16,399	5.8	20.77	3.21
	Office/Flex	11	152,335	107,370	44,965	9.1	8.94	0.92
Fairfield, CT	Office	6	35,630	10,550	25,080	5.3	23.37	4.17
Washington, DC/MD	Office	3	12,647	8,065	4,582	7.6	30.38	4.88
Dutchess/Nassau/Rockland Co., NY	Office	5	9,536	3,651	5,885	4.3	19.42	1.04

Total Northeast		117	804,702	296,501	508,201	7.0	20.52	2.39

Southwest/West
Texas	Office	12	28,981	21,943	7,038	4.9	16.02	2.96
Colorado	Office	17	91,520	61,651	29,869	5.1	13.59	4.73
San Francisco	Office	27	15,513	2,170	13,343	2.0	28.22	1.91

Total Southwest/West		56	136,014	85,764	50,250	4.7	15.78	4.21

Company Totals		173	940,716	382,265	558,451	6.7	19.84	2.59

Detail by Property Type
Office		147	677,413	254,453	422,960	6.1	22.78	3.45
Office/Flex		25	241,203	127,812	113,391	8.7	11.22	1.14
Industrial/Warehouse		1	22,100	—	22,100	2.0	23.61	0.43

Company Totals		173	940,716	382,265	558,451	6.7	19.84	2.59

Tenant Retention:	Leases Retained	70.8%
	Sq. Ft. Retained	72.9%

  (a)
  "Other Retained" transactions include existing tenants' expansions and relocations within the same building.

  (b)
  For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

  (c)
  Represents estimated workletter costs of $11,369,814 and commissions of $3,794,058 committed, but not necessarily expended, during the period for second generation space aggregating 903,264 square feet.

Leasing Statistics
(For the three months ended December 31, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
State	Sq. Ft. Leased 9/30/03	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/03	Pct. Leased 12/31/03	Pct. Leased 9/30/03
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	197,280	—	(17,299)	3,760	(13,539)	183,741	61.7%	66.2%
California	690,747	—	(39,154)	29,975	(9,179)	681,568	88.4%	89.6%

Totals	905,027	—	(56,453)	33,735	(22,718)	882,309	67.8%	69.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2003	1,300,742
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	—

Total sq. ft. as of December 31, 2003	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year ($) (d)
Texas	1	3,760	—	3,760	6.3	14.29	1.65
California	2	29,975	20,820	9,155	9.4	26.62	2.84

Totals	3	33,735	20,820	12,915	9.0	25.25	6.69

  (a)
  Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

  (b)
  Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

  (c)
  "Other Retained" transactions include existing tenants' expansions and relocations within the same building.

  (d)
  Represents estimated workletter costs of $362,919 and commissions of $102,407 committed, but not necessarily expended, during the period for second generation space aggregating 12,915 square feet.

Leasing Statistics
(For the year ended December 31, 2003)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
Region/Market	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/03 (c)	Pct. Leased 12/31/03	Pct. Leased 12/31/02
Northeast
Northern NJ	9,367,129	506,190	(837,559)	1,042,024	204,465	10,077,784	91.3%	93.1%
Central NJ	2,739,460	67,189	(517,544)	488,174	(29,370)	2,777,279	92.2%	93.1%
Westchester Co., NY	4,629,256	38,000	(1,108,227)	1,058,771	(49,456)	4,617,800	94.9%	96.6%
Sub. Philadelphia	3,052,372	60,064	(531,983)	533,412	1,429	3,113,865	89.0%	88.9%
Fairfield, CT	819,846	—	(137,281)	98,741	(38,540)	781,306	91.7%	96.2%
Washington, DC/MD	450,366	—	(18,740)	12,647	(6,093)	444,273	98.6%	100.0%
Dutchess/Nassau/Rockland Co., NY	583,529	—	(42,268)	29,607	(12,661)	570,868	96.5%	98.6%

Total Northeast	21,641,958	671,443	(3,193,602)	3,263,376	69,774	22,383,175	92.1%	93.6%

Southwest/West
Texas	793,186	(265,035)	(320,082)	303,498	(16,584)	511,567	80.3%	80.2%
Colorado	1,248,488	—	(443,807)	531,476	87,669	1,336,157	85.4%	79.8%
San Francisco	438,553	—	(62,147)	63,655	1,508	440,061	97.6%	97.3%

Total Southwest/West	2,480,227	(265,035)	(826,036)	898,629	72,593	2,287,785	86.2%	82.5%

Company Totals	24,122,185	406,408	(4,019,638)	4,162,005	142,367	24,670,960	91.5%	92.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	26,129,234
Total sq. ft. of properties added this period	1,179,409
Total sq. ft. of properties sold this period	(351,842)

Total sq. ft. as of December 31, 2003	26,956,801

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring December 31, 2003 aggregating 143,059 square feet for which no new leases were signed.

Leasing Statistics
(for the year ended December 31, 2003)

        DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd.Avg. Base Rent ($) (b)	Leasing Per Costs Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office Office/Flex	114 6	970,258 71,766	512,656 —	457,602 71,766	7.2 5.0	24.64 14.77	3.07 1.76
Central NJ	Office Office/Flex	44 10	409,552 78,622	79,694 23,683	329,858 54,939	7.3 4.2	19.81 17.06	2.85 3.19
Westchester Co., NY	Office Office/Flex Industrial/Warehouse	106 57 6	413,789 436,334 208,648	131,204 153,055 5,890	282,585 283,279 202,758	5.4 6.0 8.7	24.05 16.37 13.97	2.81 1.50 1.21
Sub. Philadelphia	Office Office/Flex	30 33	163,146 370,266	76,627 174,076	86,519 196,190	5.2 5.4	21.79 9.27	4.01 0.99
Fairfield, CT	Office	21	98,741	22,040	76,701	4.0	26.98	4.30
Washington DC/MD	Office	3	12,647	8,065	4,582	7.6	30.38	4.88
Dutchess/Nassau/Rockland Co., NY	Office	14	29,607	9,862	19,745	4.1	22.55	3.10

Total Northeast		444	3,263,376	1,196,852	2,066,524	6.4	19.96	2.58

Southwest/West
Texas	Office	55	303,498	85,533	217,965	8.2	15.87	2.40
Colorado	Office	50	531,476	296,364	235,112	7.1	14.43	3.05
San Francisco	Office	130	63,655	11,696	51,959	2.9	28.01	2.09

Total Southwest/West		235	898,629	393,593	505,036	7.1	15.88	2.83

Company Totals		679	4,162,005	1,590,445	2,571,560	6.5	19.08	2.64

Detail by Property Type
	Office	567	2,996,369	1,233,741	1,762,628	6.7	21.20	3.11
	Office/Flex	106	956,988	350,814	606,174	5.6	13.56	1.43
	Industrial/Warehouse	6	208,648	5,890	202,758	8.7	13.97	1.21

Company Totals		679	4,162,005	1,590,445	2,571,560	6.5	19.08	2.64

Tenant Retention:	Leases Retained	59.9%
	Sq. Ft. Retained	64.0%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $48,768,469 and commissions of $20,471,548 committed, but not necessarily expended, during the period for second generation space aggregating 4,049,041 square feet.

Leasing Statistics
(for the year ended December 31, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
State	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/03	Pct. Leased 12/31/03	Pct. Leased 12/31/02
New Jersey	577,575	(577,575)	—	—	—	—	N/A	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	193,660	—	(63,760)	53,841	(9,919)	183,741	61.7%%	65.0%
California	987,138	(262,864)	(144,096)	101,390	(42,706)	681,568	88.4%%	94.6%

Totals	1,775,373	(840,439)	(207,856)	155,231	(52,625)	882,309	67.8%	82.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	2,151,511
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(850,769)

Total sq. ft. as of December 31, 2003	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year ($) (d)
Texas	10	53,841	27,608	26,233	4.4	13.82	1.75
California	4	101,390	20,820	80,570	13.0	26.02	2.22

Totals	14	155,231	48,428	106,803	10.0	21.79	2.61

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $2,321,693 and commissions of $1,116,071 committed, but not necessarily expended, during the period for second generation space aggregating 134,411 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($)(a)(b)(c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
New York, NY (Westchester-Rockland Counties)	89,381,047	17.8	5,044,088	18.8
Bergen-Passaic, NJ	88,887,580	17.8	4,530,091	16.8
Newark, NJ (Essex-Morris-Union Counties)	87,700,275	17.6	4,309,519	16.0
Jersey City, NJ	67,032,435	13.4	3,071,695	11.4
Philadelphia, PA-NJ	49,284,216	9.9	3,417,953	12.7
Trenton, NJ (Mercer County)	15,609,585	3.1	767,365	2.8
Middlesex-Somerset-Hunterdon, NJ	14,602,755	2.9	791,051	2.9
Denver, CO	14,487,488	2.9	1,084,945	4.0
Stamford-Norwalk, CT	13,833,396	2.8	706,510	2.6
Washington, DC-MD-VA	13,234,698	2.7	450,549	1.7
San Francisco, CA	11,859,353	2.4	450,891	1.7
Monmouth-Ocean, NJ	7,695,141	1.5	577,423	2.1
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
Dallas, TX	5,610,874	1.1	449,594	1.7
Bridgeport, CT	2,781,539	0.6	145,487	0.5
San Antonio, TX	2,366,314	0.5	187,312	0.7
Dutchess County, NY	2,270,327	0.5	118,727	0.4
Colorado Springs, CO	2,014,838	0.4	209,987	0.8
Boulder-Longmont, CO	1,956,980	0.4	270,421	1.0
Atlantic-Cape May, NJ	1,862,601	0.4	80,344	0.3

Totals	498,844,840	100.0	26,956,801	100.0

(a)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring December 31, 2003 aggregating 143,059 square feet and representing annualized rent of $1,706,028 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	74,195,913	14.8	2,706,810	11.1
Manufacturing	49,180,527	9.8	2,538,664	10.5
Insurance Carriers & Related Activities	30,801,313	6.1	1,457,767	5.9
Telecommunications	28,568,072	5.6	1,451,564	5.9
Computer System Design Services	28,527,683	5.6	1,456,734	5.9
Credit Intermediation & Related Activities	24,778,965	5.0	1,275,444	5.3
Legal Services	24,725,986	5.0	931,454	3.8
Health Care & Social Assistance	21,119,425	4.2	1,060,728	4.4
Scientific Research/Development	19,799,627	4.0	979,041	4.0
Wholesale Trade	19,376,649	3.9	1,310,368	5.4
Retail Trade	16,265,491	3.3	928,488	3.8
Accounting/Tax Prep.	15,751,237	3.2	671,965	2.8
Other Professional	14,287,386	2.9	693,417	2.9
Publishing Industries	13,928,699	2.8	599,405	2.5
Information Services	11,239,268	2.3	502,686	2.1
Architectural/Engineering	9,684,890	1.9	441,169	1.8
Advertising/Related Services	9,254,969	1.9	388,884	1.6
Arts, Entertainment & Recreation	9,164,336	1.8	620,396	2.6
Other Services (except Public Administration)	9,107,624	1.8	586,746	2.4
Real Estate & Rental & Leasing	7,531,455	1.5	434,240	1.8
Transportation	6,386,004	1.3	419,171	1.7
Management of Companies & Finance	5,779,074	1.2	267,555	1.1
Data Processing Services	5,523,863	1.1	230,629	1.0
Construction	5,364,961	1.1	283,131	1.2
Utilities	5,093,182	1.0	266,526	1.1
Educational Services	4,899,823	1.0	261,740	1.1
Public Administration	4,756,755	1.0	216,895	0.9
Admin & Support, Waste Mgt. & Remediation Services	3,823,770	0.8	265,549	1.1
Specialized Design Services	3,353,802	0.7	229,230	0.9
Management/Scientific	3,341,893	0.7	163,285	0.7
Other	13,232,198	2.7	636,343	2.7

Totals	498,844,840	100.0	24,276,024	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)
Includes leases expiring December 31, 2003 aggregating 143,059 square feet and representing annualized rent of $1,706,028 for which no new leases were signed.

Consolidated Portfolio Analysis (a)
(as of December 31, 2003)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	77	30.1%	50	19.5%	—	—	—	—	—	—	127	49.6%
New York	24	9.4%	41	16.0%	6	2.3%	2	0.8%	2	0.8%	75	29.3%
Pennsylvania	17	6.5%	—	—	—	—	—	—	—	—	17	6.5%
Connecticut	4	1.6%	5	2.0%	—	—	—	—	—	—	9	3.6%
Wash., D.C./Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	125	48.8%	96	37.5%	6	2.3%	2	0.8%	2	0.8%	231	90.2%

Texas	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	150	58.6%	96	37.5%	6	2.3%	2	0.8%	2	0.8%	256	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of December 31, 2003)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,367,955	49.7%	2,277,531	8.4%	—	—	—	—	15,645,486	58.1%
New York	2,702,152	10.0%	2,348,812	8.7%	387,400	1.4%	17,300	0.1%	5,455,664	20.2%
Pennsylvania	1,899,955	7.0%	—	—	—	—	—	—	1,899,955	7.0%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,999,608	70.5%	4,899,343	18.1%	387,400	1.4%	17,300	0.1%	24,303,651	90.1%

Texas	636,906	2.4%	—	—	—	—	—	—	636,906	2.4%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,652,758	80.4%	4,899,343	18.1%	387,400	1.4%	17,300	0.1%	26,956,801	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended December 31, 2003)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	276,988	54.7%	19,056	3.8%	—	—	—	—	—	—	296,044	58.5%
New York	59,651	11.8%	33,538	6.6%	3,898	0.8%	427	0.1%	250	0.1%	97,764	19.4%
Pennsylvania	38,371	7.6%	—	—	—	—	—	—	—	—	38,371	7.6%
Connecticut	12,768	2.5%	3,795	0.7%	—	—	—	—	—	—	16,563	3.2%
Wash., D.C./Maryland	14,318	2.8%	—	—	—	—	—	—	—	—	14,318	2.8%

Sub-total Northeast:	402,096	79.4%	56,389	11.1%	3,898	0.8%	427	0.1%	250	0.1%	463,060	91.5%

Texas	8,469	1.7%	—	—	—	—	—	—	—	—	8,469	1.7%
California	15,287	3.0%	—	—	—	—	—	—	—	—	15,287	3.0%
Colorado	19,169	3.8%	—	—	—	—	—	—	—	—	19,169	3.8%

TOTALS By Type:	445,021	87.9%	56,389	11.1%	3,898	0.8%	427	0.1%	250	0.1%	505,985	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended December 31, 2003, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2003)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.3%	94.0%	—	—	91.7%
New York	93.6%	96.1%	99.3%	100.0%	95.1%
Pennsylvania	85.1%	—	—	—	85.1%
Connecticut	87.8%	100.0%	—	—	91.7%
Washington, D.C./Maryland	98.6%	—	—	—	98.6%

Sub-total Northeast	91.1%	95.3%	99.3%	100.0%	92.1%

Texas	80.3%	—	—	—	80.3%
California	97.6%	—	—	—	97.6%
Colorado	85.4%	—	—	—	85.4%

WEIGHTED AVG. By Type:	90.5%	95.3%	99.3%	100.0%	91.5%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring December 31, 2003 aggregating 143,059 square feet for which no new leases were signed.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	857	0.19	23.53	21.20
200 Decadon Drive	1991	39,922	100.0	923	917	0.18	23.12	22.97

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,378	2,854	0.67	23.62	19.96
Fort Lee
One Bridge Plaza	1981	200,000	93.7	4,599	4,269	0.91	24.54	22.78
2115 Linwood Avenue	1981	68,000	71.2	1,460	1,095	0.29	30.16	22.62
Little Ferry
200 Riser Road	1974	286,628	100.0	2,255	2,183	0.45	7.87	7.62
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	563	499	0.11	11.80	10.46
135 Chestnut Ridge Road	1981	66,150	100.0	1,561	1,262	0.31	23.60	19.08
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	6,715	1.33	25.84	25.84
461 From Road	1988	253,554	99.8	6,090	6,072	1.20	24.07	24.00
650 From Road	1978	348,510	98.3	7,782	7,102	1.54	22.72	20.73
140 Ridgewood Avenue	1981	239,680	93.0	4,843	4,503	0.96	21.73	20.20
61 South Paramus Avenue	1985	269,191	99.7	6,727	6,062	1.33	25.06	22.59
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	1,317	0.28	26.97	25.43
365 West Passaic Street	1976	212,578	90.8	4,103	3,656	0.81	21.26	18.94
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	7,465	1.48	15.72	15.72
10 Mountainview Road	1986	192,000	97.9	3,880	3,794	0.77	20.64	20.18
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,094	2,036	0.41	23.48	22.83
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	1,192	0.24	22.70	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	1,166	0.23	20.38	20.38
50 Tice Boulevard	1984	235,000	100.0	5,883	5,183	1.16	25.03	22.06
300 Tice Boulevard	1991	230,000	100.0	6,038	5,423	1.19	26.25	23.58

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,446	1,088	0.29	19.54	14.70
228 Strawbridge Drive	1984	74,000	100.0	1,271	1,047	0.25	17.18	14.15

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	98.7	6,492	6,003	1.28	26.58	24.58
Roseland
101 Eisenhower Parkway	1980	237,000	92.4	4,948	4,568	0.98	22.59	20.86
103 Eisenhower Parkway	1985	151,545	89.5	3,370	3,032	0.67	24.85	22.35
105 Eisenhower Parkway	2001	220,000	62.1	1,580	937	0.31	11.56	6.86

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	4,684	4,423	0.93	11.83	11.17
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,194	18,085	3.78	25.22	23.76
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,294	17,236	3.61	25.21	23.75
Harborside Financial Center Plaza 4-A	2000	207,670	96.3	6,975	6,202	1.38	34.88	31.01
Harborside Financial Center Plaza 5	2002	977,225	60.1	20,922	18,275	4.13	35.62	31.12

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	1,373	0.27	14.45	14.45
Princeton
103 Carnegie Center	1984	96,000	84.8	2,023	1,894	0.40	24.85	23.27
100 Overlook Center	1988	149,600	94.7	4,125	3,718	0.82	29.12	26.24
5 Vaughn Drive	1987	98,500	98.1	2,039	1,883	0.40	21.10	19.49

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	368	0.07	9.33	9.20
Plainsboro
500 College Road East	1984	158,235	100.0	3,696	3,682	0.73	23.36	23.27
South Brunswick
3 Independence Way	1983	111,300	16.7	665	558	0.13	35.78	30.02
Woodbridge
581 Main Street	1991	200,000	100.0	4,899	4,729	0.97	24.50	23.65

MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,409	2,409	0.48	13.38	13.38
Wall Township
1305 Campus Parkway	1988	23,350	92.4	398	366	0.08	18.45	16.96
1350 Campus Parkway	1990	79,747	99.9	1,579	1,483	0.31	19.82	18.61

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.0	4,478	4,058	0.89	26.90	24.38
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	1,433	0.32	21.25	19.11
201 Littleton Road	1979	88,369	86.3	1,634	1,497	0.32	21.43	19.63
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	5,530	1.09	14.29	14.29
Parsippany
4 Campus Drive	1983	147,475	94.8	3,518	3,478	0.70	25.16	24.88
6 Campus Drive	1983	148,291	46.2	1,327	1,259	0.26	19.37	18.38
7 Campus Drive	1982	154,395	100.0	2,037	1,924	0.40	13.19	12.46
8 Campus Drive	1987	215,265	100.0	5,309	5,003	1.05	24.66	23.24
9 Campus Drive	1983	156,495	81.0	4,363	4,239	0.86	34.42	33.44
2 Dryden Way	1990	6,216	100.0	92	92	0.02	14.80	14.80
4 Gatehall Drive	1988	248,480	81.7	5,663	5,427	1.12	27.90	26.73
2 Hilton Court	1991	181,592	86.6	4,294	4,055	0.85	27.31	25.79
1633 Littleton Road	1978	57,722	100.0	1,131	1,131	0.22	19.59	19.59
600 Parsippany Road	1978	96,000	44.8	1,020	883	0.20	23.72	20.53
1 Sylvan Way	1989	150,557	100.0	3,438	3,036	0.68	22.84	20.17
5 Sylvan Way	1989	151,383	100.0	3,962	3,703	0.78	26.17	24.46
7 Sylvan Way	1987	145,983	100.0	2,927	2,766	0.58	20.05	18.95

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	96.1	1,499	1,276	0.30	20.80	17.70
Totowa
999 Riverview Drive	1988	56,066	94.8	849	781	0.17	15.97	14.69
Wayne
201 Willowbrook Boulevard	1970	178,329	56.2	1,625	1,395	0.32	16.21	13.92

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	689	0.15	15.12	14.06
233 Mt. Airy Road	1987	66,000	100.0	1,315	1,103	0.26	19.92	16.71
Bernards
106 Allen Road	2000	132,010	73.1	2,206	1,776	0.44	22.86	18.40
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,767	4,520	0.94	24.73	23.45

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	86.8	4,822	4,248	0.95	30.43	26.81
Cranford
6 Commerce Drive	1973	56,000	100.0	1,197	1,048	0.24	21.38	18.71
11 Commerce Drive (c)	1981	90,000	100.0	1,223	1,056	0.24	13.59	11.73
12 Commerce Drive	1967	72,260	88.7	873	704	0.17	13.62	10.98
14 Commerce Drive (g)	1971	67,189	98.0	379	379	0.07	21.01	21.01
20 Commerce Drive	1990	176,600	93.8	4,380	3,873	0.87	26.44	23.38
25 Commerce Drive	1971	67,749	100.0	1,352	1,315	0.27	19.96	19.41
65 Jackson Drive	1984	82,778	88.7	1,737	1,549	0.34	23.66	21.10
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,886	1,807	0.37	26.31	25.21

Total New Jersey Office		13,367,955	91.3	276,988	256,014	54.75	22.76	21.05

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	88.7	2,283	2,082	0.45	21.68	19.77

NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	5,476	1.08	23.08	23.08
111 East Shore Road	1980	55,575	100.0	1,518	1,504	0.30	27.31	27.06

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	95.9	4,130	3,690	0.82	23.93	21.38

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	100.0	1,067	953	0.21	17.78	15.88
101 Executive Boulevard	1971	50,000	78.5	819	764	0.16	20.87	19.46
555 Taxter Road	1986	170,554	63.6	3,439	3,375	0.68	31.70	31.11
565 Taxter Road	1988	170,554	85.6	3,589	3,455	0.71	24.58	23.67
570 Taxter Road	1972	75,000	91.5	1,645	1,474	0.33	23.97	21.48
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	368	0.08	19.41	18.22
2 Skyline Drive	1987	30,000	85.6	469	424	0.09	18.26	16.51
3 Skyline Drive	1981	75,668	100.0	1,688	1,688	0.33	22.31	22.31
7 Skyline Drive	1987	109,000	96.6	1,926	1,855	0.38	18.29	17.62
17 Skyline Drive	1989	85,000	100.0	1,360	1,335	0.27	16.00	15.71
19 Skyline Drive	1982	248,400	100.0	4,484	4,187	0.89	18.05	16.86
Tarrytown
200 White Plains Road	1982	89,000	91.6	1,896	1,695	0.37	23.26	20.79
220 White Plains Road	1984	89,000	100.0	2,020	1,651	0.40	22.70	18.55
White Plains
1 Barker Avenue	1975	68,000	96.6	1,697	1,600	0.34	25.83	24.36
3 Barker Avenue	1983	65,300	93.3	1,614	1,412	0.32	26.49	23.18
50 Main Street	1985	309,000	96.8	8,509	7,890	1.67	28.45	26.38
11 Martine Avenue	1987	180,000	92.9	4,463	3,987	0.88	26.69	23.84
1 Water Street	1979	45,700	94.9	1,017	915	0.20	23.45	21.10
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,822	2,640	0.56	25.20	23.57
3 Executive Plaza	1987	58,000	100.0	1,328	1,195	0.26	22.90	20.60

Total New York Office		2,702,152	93.6	59,651	55,615	11.78	23.58	21.98

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,467	1,419	0.29	27.69	26.78
1055 Westlakes Drive	1990	118,487	67.5	1,848	1,479	0.37	23.11	18.49
1205 Westlakes Drive	1988	130,265	92.8	3,126	2,974	0.62	25.86	24.60
1235 Westlakes Drive	1986	134,902	59.7	2,020	1,867	0.40	25.08	23.18

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	2,350	0.50	26.85	24.74
200 Stevens Drive	1987	208,000	100.0	5,613	5,263	1.11	26.99	25.30
300 Stevens Drive	1992	68,000	63.1	883	740	0.17	20.58	17.25
Media
1400 Providence Road—Center I	1986	100,000	94.0	2,224	2,011	0.44	23.66	21.39
1400 Providence Road—Center II	1990	160,000	89.0	3,240	2,924	0.64	22.75	20.53

MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
4 Sentry Parkway(g)	1982	63,930	94.1	417	417	0.08	22.79	22.79
16 Sentry Parkway	1988	93,093	89.0	2,075	2,058	0.41	24.98	24.77
18 Sentry Parkway	1988	95,010	84.9	2,017	2,009	0.40	24.94	24.84
King of Prussia
2200 Renaissance Boulevard	1985	174,124	89.5	3,792	3,778	0.75	24.33	24.24
Lower Providence
1000 Madison Avenue	1990	100,700	31.1	895	780	0.18	28.58	24.91
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.7	3,464	3,166	0.68	21.81	19.93
Five Sentry Parkway East	1984	91,600	100.0	1,917	1,860	0.38	20.93	20.31
Five Sentry Parkway West	1984	38,400	100.0	822	803	0.16	21.41	20.91

Total Pennsylvania Office		1,899,955	85.1	38,371	35,898	7.58	24.32	22.79

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	100.0	3,059	2,847	0.60	25.23	23.48
Norwalk
40 Richards Avenue	1985	145,487	77.6	3,153	2,855	0.62	27.93	25.29
Shelton
1000 Bridgeport Avenue	1986	133,000	74.3	1,810	1,609	0.36	18.32	16.28
Stamford
1266 East Main Street	1984	179,260	97.8	4,746	4,735	0.94	27.07	27.01

Total Connecticut Office		578,997	87.8	12,768	12,046	2.52	25.12	23.70

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	97.6	5,310	5,080	1.05	32.09	30.70
1400 L Street, NW	1987	159,000	100.0	6,197	5,936	1.22	38.97	37.33

Total District of Columbia Office		328,549	98.8	11,507	11,016	2.27	35.46	33.95

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	98.2	2,811	2,648	0.56	23.46	22.10

Total Maryland Office		122,000	98.2	2,811	2,648	0.56	23.46	22.10

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	78.8	2,611	2,297	0.52	17.69	15.56

DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway (c)	1984	367,018	76.6	5,251	4,757	1.04	18.68	16.92
Richardson
1122 Alma Road	1977	82,576	100.0	607	599	0.12	7.35	7.25

Total Texas Office		636,906	80.3	8,469	7,653	1.68	16.56	14.97

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	77.6	1,801	1,667	0.36	18.51	17.13
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	767	767	0.15	10.56	10.56
5350 South Roslyn Street	1982	63,754	91.0	933	777	0.18	16.08	13.39

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	186	178	0.04	7.39	7.07
303 South Technology Court-A	1997	34,454	100.0	157	112	0.03	4.56	3.25
303 South Technology Court-B	1997	40,416	100.0	185	131	0.04	4.58	3.24
Louisville
248 Centennial Parkway	1996	39,266	100.0	349	293	0.07	8.89	7.46
1172 Century Drive	1996	49,566	68.3	440	369	0.09	13.00	10.90
285 Century Place	1997	69,145	100.0	1,102	1,098	0.22	15.94	15.88

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	1,387	0.27	10.37	10.37
8181 East Tufts Avenue	2001	185,254	97.4	3,781	3,292	0.75	20.95	18.24

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	83.1	993	678	0.20	11.62	7.93
Englewood
67 Inverness Drive East	1996	54,280	60.6	289	196	0.06	8.79	5.96
384 Inverness Parkway	1985	51,523	85.6	670	604	0.13	15.19	13.69
400 Inverness Parkway	1997	111,608	93.9	2,025	1,848	0.40	19.32	17.63
Parker
9777 Mount Pyramid Court	1995	120,281	44.4	594	582	0.12	11.12	10.90

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	94.1	587	585	0.12	13.17	13.12
1975 Research Parkway	1997	115,250	67.8	1,244	1,105	0.25	15.92	14.14
2375 Telstar Drive	1998	47,369	100.0	587	584	0.12	12.39	12.33

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	95.5	1,092	997	0.22	17.98	16.41

Total Colorado Office		1,565,353	85.4	19,169	17,250	3.82	14.33	12.90

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	7,056	6,285	1.39	38.46	34.26
760 Market Street	1908	267,446	96.0	8,231	7,823	1.62	32.06	30.47

Total California Office		450,891	97.6	15,287	14,108	3.01	34.73	32.05

TOTAL OFFICE PROPERTIES		21,652,758	90.5	445,021	412,248	87.97	22.81	21.13

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	367	316	0.07	6.67	5.74
5 Terri Lane	1992	74,555	100.0	506	318	0.10	6.79	4.27
Moorestown
2 Commerce Drive	1986	49,000	100.0	423	390	0.08	8.63	7.96
101 Commerce Drive	1988	64,700	100.0	168	148	0.03	2.60	2.29
102 Commerce Drive	1987	38,400	100.0	183	164	0.04	4.77	4.27
201 Commerce Drive	1986	38,400	100.0	139	122	0.03	3.62	3.18
202 Commerce Drive	1988	51,200	25.3	127	122	0.03	9.80	9.42
1 Executive Drive	1989	20,570	43.0	195	188	0.04	22.05	21.25
2 Executive Drive	1988	60,800	78.4	410	339	0.08	8.60	7.11
101 Executive Drive	1990	29,355	75.2	232	189	0.05	10.51	8.56
102 Executive Drive	1990	64,000	100.0	372	316	0.07	5.81	4.94
225 Executive Drive	1990	50,600	86.2	335	267	0.07	7.68	6.12
97 Foster Road	1982	43,200	100.0	201	159	0.04	4.65	3.68
1507 Lancer Drive	1995	32,700	100.0	155	142	0.03	4.74	4.34
1510 Lancer Drive	1998	88,000	100.0	370	370	0.07	4.20	4.20
1245 North Church Street	1998	52,810	100.0	385	384	0.08	7.29	7.27
1247 North Church Street	1998	52,790	100.0	449	445	0.09	8.51	8.43
1256 North Church Street	1984	63,495	100.0	371	305	0.07	5.84	4.80
840 North Lenola Road	1995	38,300	100.0	285	234	0.06	7.44	6.11
844 North Lenola Road	1995	28,670	100.0	94	87	0.02	3.28	3.03
915 North Lenola Road	1998	52,488	91.8	272	218	0.05	5.65	4.52
2 Twosome Drive	2000	48,600	100.0	391	391	0.08	8.05	8.05
30 Twosome Drive	1997	39,675	100.0	217	202	0.04	5.47	5.09
31 Twosome Drive	1998	84,200	100.0	438	438	0.09	5.20	5.20
40 Twosome Drive	1996	40,265	100.0	268	258	0.05	6.66	6.41
41 Twosome Drive	1998	43,050	77.7	292	279	0.06	8.73	8.34
50 Twosome Drive	1997	34,075	100.0	277	261	0.05	8.13	7.66
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	148	0.03	6.85	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	169	0.04	14.46	12.73
200 Horizon Drive	1991	45,770	100.0	530	490	0.10	11.58	10.71
300 Horizon Drive	1989	69,780	100.0	1,135	995	0.22	16.27	14.26
500 Horizon Drive	1990	41,205	100.0	594	554	0.12	14.42	13.44
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	309	0.09	13.31	8.83
1340 Campus Parkway	1992	72,502	100.0	853	747	0.17	11.77	10.30
1345 Campus Parkway	1995	76,300	100.0	823	698	0.16	10.79	9.15
1433 Highway 34	1985	69,020	75.7	517	418	0.10	9.90	8.00
1320 Wyckoff Avenue	1986	20,336	100.0	176	166	0.03	8.65	8.16
1324 Wyckoff Avenue	1987	21,168	100.0	223	192	0.04	10.53	9.07
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	494	359	0.10	12.68	9.21
2 Center Court	1998	30,600	85.3	337	236	0.07	12.91	9.04
11 Commerce Way	1989	47,025	100.0	549	469	0.11	11.67	9.97
20 Commerce Way	1992	42,540	100.0	441	425	0.09	10.37	9.99
29 Commerce Way	1990	48,930	79.6	755	661	0.15	19.38	16.97
40 Commerce Way	1987	50,576	100.0	692	648	0.14	13.68	12.81
45 Commerce Way	1992	51,207	100.0	514	475	0.10	10.04	9.28
60 Commerce Way	1988	50,333	93.1	592	536	0.12	12.63	11.44
80 Commerce Way	1996	22,500	100.0	321	284	0.06	14.27	12.62
100 Commerce Way	1996	24,600	100.0	350	311	0.07	14.23	12.64
120 Commerce Way	1994	9,024	100.0	109	104	0.02	12.08	11.52
140 Commerce Way	1994	26,881	99.5	323	312	0.06	12.08	11.67

Total New Jersey Office/Flex		2,277,531	94.0	19,056	16,758	3.76	8.90	7.82

Property Listing

Office/Flex Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	431	400	0.09	13.55	12.58
75 Clearbrook Road	1990	32,720	100.0	816	816	0.16	24.94	24.94
125 Clearbrook Road	2002	33,000	100.0	712	592	0.14	21.58	17.94
150 Clearbrook Road	1975	74,900	75.3	892	835	0.18	15.82	14.81
175 Clearbrook Road	1973	98,900	88.6	1,403	1,311	0.28	16.01	14.96
200 Clearbrook Road	1974	94,000	99.8	1,219	1,128	0.24	12.99	12.02
250 Clearbrook Road	1973	155,000	94.5	1,364	1,258	0.27	9.31	8.59
50 Executive Boulevard	1969	45,200	79.4	377	363	0.07	10.50	10.11
77 Executive Boulevard	1977	13,000	100.0	220	208	0.04	16.92	16.00
85 Executive Boulevard	1968	31,000	99.4	473	464	0.09	15.35	15.06
300 Executive Boulevard	1970	60,000	100.0	571	541	0.11	9.52	9.02
350 Executive Boulevard	1970	15,400	98.8	296	272	0.06	19.45	17.88
399 Executive Boulevard	1962	80,000	100.0	1,024	999	0.20	12.80	12.49
400 Executive Boulevard	1970	42,200	100.0	653	597	0.13	15.47	14.15
500 Executive Boulevard	1970	41,600	100.0	686	627	0.14	16.49	15.07
525 Executive Boulevard	1972	61,700	83.6	844	802	0.17	16.36	15.55
1 Westchester Plaza	1967	25,000	100.0	316	296	0.06	12.64	11.84
2 Westchester Plaza	1968	25,000	100.0	489	482	0.10	19.56	19.28
3 Westchester Plaza	1969	93,500	94.6	1,371	1,291	0.27	15.50	14.60
4 Westchester Plaza	1969	44,700	99.8	663	644	0.13	14.86	14.44
5 Westchester Plaza	1969	20,000	77.0	262	224	0.05	17.01	14.55
6 Westchester Plaza	1968	20,000	100.0	330	306	0.07	16.50	15.30
7 Westchester Plaza	1972	46,200	100.0	705	698	0.14	15.26	15.11
8 Westchester Plaza	1971	67,200	96.7	872	769	0.17	13.42	11.83
Hawthorne
200 Saw Mill River Road	1965	51,100	97.8	706	668	0.14	14.13	13.37
4 Skyline Drive	1987	80,600	100.0	1,370	1,316	0.27	17.00	16.33
5 Skyline Drive	1980	124,022	100.0	1,619	1,618	0.31	13.05	13.05
6 Skyline Drive	1980	44,155	100.0	718	718	0.14	16.26	16.26
8 Skyline Drive	1985	50,000	98.7	898	634	0.18	18.20	12.85
10 Skyline Drive	1985	20,000	62.3	211	188	0.04	16.93	15.09
11 Skyline Drive	1989	45,000	100.0	794	733	0.16	17.64	16.29
12 Skyline Drive	1999	46,850	100.0	797	565	0.16	17.01	12.06
15 Skyline Drive	1989	55,000	100.0	1,187	976	0.23	21.58	17.75
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,433	1,338	0.28	18.71	17.47
200 Corporate Boulevard South	1990	84,000	99.8	1,392	1,348	0.28	16.60	16.08
4 Executive Plaza	1986	80,000	99.0	1,227	1,068	0.24	15.49	13.48
6 Executive Plaza	1987	80,000	100.0	1,335	1,289	0.26	16.69	16.11
1 Odell Plaza	1980	106,000	99.9	1,438	1,349	0.28	13.58	12.74
3 Odell Plaza (g)	1984	71,065	100.0	200	200	0.04	7.61	7.61
5 Odell Plaza	1983	38,400	99.6	632	592	0.12	16.52	15.48
7 Odell Plaza	1984	42,600	76.0	592	585	0.12	18.29	18.07

Total New York Office/Flex		2,348,812	96.1	33,538	31,108	6.61	15.01	13.94

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,154	1,063	0.23	13.11	12.08
500 West Avenue	1988	25,000	100.0	447	390	0.09	17.88	15.60
550 West Avenue	1990	54,000	100.0	884	879	0.17	16.37	16.28
600 West Avenue	1999	66,000	100.0	755	712	0.15	11.44	10.79
650 West Avenue	1998	40,000	100.0	555	424	0.11	13.88	10.60

Total Connecticut Office/Flex		273,000	100.0	3,795	3,468	0.75	13.90	12.70

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	95.3	56,389	51,334	11.12	12.14	11.06

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/03 (%) (a)	2003 Base Rent ($000's) (b) (c)	2003 Effective Rent ($000's) (c) (d)	Percentage of Total 2003 Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (e)	2003 Average Effective Rent Per Sq. Ft. ($) (c) (f)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	72	0.01	10.91	10.91
2 Warehouse Lane	1957	10,900	96.3	140	118	0.03	13.34	11.24
3 Warehouse Lane	1957	77,200	100.0	301	284	0.06	3.90	3.68
4 Warehouse Lane	1957	195,500	100.0	1,962	1,881	0.39	10.04	9.62
5 Warehouse Lane	1957	75,100	97.1	910	858	0.18	12.48	11.77
6 Warehouse Lane	1982	22,100	100.0	513	511	0.10	23.21	23.12

Total Industrial/Warehouse Properties		387,400	99.3	3,898	3,724	0.77	10.13	9.68

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	195	0.04	20.97	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	232	232	0.05	29.00	29.00

Total Retail Properties		17,300	100.0	427	427	0.09	24.68	24.68

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	100.0	114	114	0.02	—	—
Yonkers
1 Enterprise Boulevard	—	—	100.0	136	136	0.03	—	—

Total Land Leases		—	100.0	250	250	0.05	—	—

TOTAL PROPERTIES		26,956,801	91.5	505,985	467,983	100.0	20.60	19.03

  (a)
  Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2003 aggregating 143,059 square feet (representing 0.05 percent of the Company's total net rentable square footage) for which no new leases were signed.

  (b)
  Total base rent for 2003, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

  (c)
  Excludes space leased by the Company.

  (d)
  Total base rent for 2003 minus total 2003 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.

  (e)
  Base rent for 2003 divided by net rentable square feet leased at December 31, 2003. For those properties acquired during 2003, amounts are annualized, as per Note g.

  (f)
  Effective rent for 2003 divided by net rentable square feet leased at December 31, 2003. For those properties acquired during 2003, amounts are annualized, as per Note g.

  (g)
  As this property was acquired by the Company during 2003, the amounts represented in 2003 base rent and 2003 effective rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2003 average base rent per sq. ft. and 2003 average effective rent per sq. ft. for this property have been calculated by taking 2003 base rent and 2003 effective rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2003. These annualized per square foot amounts may not be indicative of the property's results had the Company owned such property for the entirety of 2003.

Significant Tenants

The following table sets forth a schedule of the Company's 50 largest tenants for the Consolidated Properties as of December 31, 2003, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	1.9	395,955	1.5	2007	(b)
Credit Suisse First Boston	1	8,382,273	1.6	271,953	1.1	2012	(c)
Keystone Mercy Health Plan	2	7,578,725	1.5	303,149	1.2	2015
AT&T Corporation	3	7,396,771	1.4	455,064	1.9	2009	(d)
Prentice-Hall Inc.	1	6,744,495	1.4	474,801	2.0	2014
IBM Corporation	3	6,270,924	1.3	353,617	1.5	2007	(e)
Toys "R' Us — NJ, Inc.	1	6,072,651	1.2	242,518	1.0	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.2	166,405	0.7	2017	(g)
Allstate Insurance Company	9	5,490,741	1.1	238,435	1.0	2009	(h)
Waterhouse Securities, Inc.	1	5,443,760	1.1	184,222	0.8	2015
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.6	2004
Garban LLC	1	4,862,772	1.0	135,077	0.6	2017
Dean Witter Trust Company	1	4,856,901	1.0	221,019	0.9	2008
CMP Media Inc.	1	4,817,298	1.0	237,274	1.0	2014
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(i)
Winston & Strawn	1	4,513,175	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.9	112,964	0.5	2012
Morgan Stanley Dean Witter, Inc.	5	4,329,709	0.9	163,253	0.7	2010	(j)
Citigroup Global Marketing	6	4,153,737	0.8	160,929	0.7	2014	(k)
Move.Com Operations Inc.	1	4,081,431	0.8	94,917	0.4	2006
Cendant Operations Inc.	1	3,773,775	0.8	150,951	0.6	2008
Bank of Tokyo-Mitsubishi Ltd	1	3,378,923	0.7	137,076	0.6	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.7	120,550	0.5	2011
Montefiore Medical Center	4	3,129,071	0.6	144,457	0.6	2019	(l)
Dow Jones & Company Inc.	2	2,970,142	0.6	98,007	0.4	2012	(m)
SSB Realty, LLC	1	2,810,985	0.6	114,519	0.5	2009
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Regus Business Centre Corp.	3	2,345,074	0.5	107,608	0.4	2011
Computer Sciences Corporation	3	2,315,851	0.5	131,850	0.5	2006	(n)
Deloitte & Touche USA LLP	1	2,271,766	0.5	85,727	0.4	2004
Lonza Inc.	1	2,236,200	0.4	89,448	0.4	2007
Prudential Insurance Company	2	2,231,859	0.4	87,611	0.4	2013	(o)
Xerox Corporation	5	2,123,776	0.4	92,889	0.4	2010	(p)
Merck & Company Inc.	2	2,110,767	0.4	97,396	0.4	2006
Barr Laboratories Inc.	1	2,030,087	0.4	89,510	0.4	2015
Avaya Inc.	2	2,017,019	0.4	115,692	0.5	2011	(q)
GAB Robins North America Inc.	1	1,913,750	0.4	75,049	0.3	2008
Movado Group Inc.	1	1,902,415	0.4	80,417	0.3	2013
URS Corporation	3	1,850,434	0.4	92,518	0.4	2011	(r)
Bearingpoint Inc.	1	1,831,966	0.4	77,956	0.3	2011
Nextel of New York Inc.	2	1,829,524	0.4	85,174	0.4	2014	(s)
Cable & Wireless Internet Services, Inc.	1	1,799,572	0.4	71,474	0.3	2010
Chase Manhattan Mortgage Co	1	1,797,040	0.4	68,766	0.3	2006
Mellon HR Solutions LLC	1	1,783,374	0.4	69,946	0.3	2006
First Investors Management	1	1,730,914	0.3	75,578	0.3	2006
MCI Worldcom Communications	1	1,660,260	0.3	55,342	0.2	2007
Sankyo Pharma Inc.	1	1,651,136	0.2	51,598	0.1	2012

Totals		190,428,511	38.2	8,192,921	33.8

See footnotes on next page.

Significant Tenants

        (Continued)

  (a)
  Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

  (b)
  12,150 square feet expire in 2004; 383,805 square feet expire in 2007.

  (c)
  190,000 square feet expire in 2011; 81,953 square feet expire in 2012.

  (d)
  63,278 square feet expire in 2004; 4,786 square feet expire in 2007; 387,000 square feet expire in 2009.

  (e)
  105,218 square feet expire in 2005; 248,399 square feet expire in 2007.

  (f)
  300,378 square feet expire in 2005; 40,368 square feet expire in 2006.

  (g)
  22,785 square feet expire in 2010; 143,620 square feet expire in 2017.

  (h)
  4,398 square feet expire in 2004; 59,329 square feet expire in 2005; 22,444 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009.

  (i)
  57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

  (j)
  7,500 square feet expire in 2004; 18,539 square feet expire in 2005; 104,651 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010.

  (k)
  40,683 square feet expire in 2004; 9,945 square feet expire in 2005; 45,678 square feet expire in 2007; 37,789 square feet expire in 2009; 26,834 square feet expire in 2014.

  (l)
  5,850 square feet expire in 2004; 19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 71,065 square feet expire in 2019.

  (m)
  5,695 square feet expire in 2004; 92,312 square feet expire in 2012.

  (n)
  49,000 square feet expire in 2004; 82,850 square feet expire in 2006.

  (o)
  75,174 square feet expire in 2012; 12,437 square feet expire in 2013.

  (p)
  8,475 square feet expire in 2004; 5,000 square feet expire in 2005; 79,414 square feet expire in 2010.

  (q)
  49,424 square feet expire in 2004; 66,268 square feet expire in 2011.

  (r)
  1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

  (s)
  50,174 square feet expire in 2005; 35,000 square feet expire in 2014.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
NORTHEAST
Northern NJ	60	484,830	1.9		9,411,386	19.41	1.8
Central NJ	37	256,937	1.1		5,262,081	20.48	1.1
Westchester Co., NY	84	290,101	1.2		5,823,194	20.07	1.2
Sub. Philadelphia	38	273,644	1.1		3,983,405	14.56	0.8
Fairfield, CT	16	89,370	0.4		2,321,520	25.98	0.5
Washington, DC/MD	5	27,214	0.1		806,185	29.62	0.2
Dutchess/Nassau/Rockland Co., NY	7	18,919	0.1		400,897	21.19	0.1
SOUTHWEST/WEST
Texas	11	127,491	0.5		1,634,746	12.82	0.3
Colorado	20	76,465	0.3		1,321,235	17.28	0.2
San Francisco	99	158,965	0.7		4,013,220	25.25	0.8

TOTAL—2004	377	1,803,936	7.4		34,977,869	19.39	7.0
2005
NORTHEAST
Northern NJ	85	1,154,320	4.7		23,061,111	19.98	4.5
Central NJ	52	380,257	1.5		7,565,961	19.90	1.5
Westchester Co., NY	116	588,616	2.4		11,368,824	19.31	2.3
Sub. Philadelphia	61	571,637	2.4		8,264,261	14.46	1.7
Fairfield, CT	12	62,440	0.3		1,572,064	25.18	0.3
Washington, DC/MD	9	189,445	0.8		6,888,266	36.36	1.4
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.1		851,148	22.12	0.2
SOUTHWEST/WEST
Texas	8	59,947	0.2		975,792	16.28	0.2
Colorado	15	66,264	0.3		1,089,878	16.45	0.2
San Francisco	58	20,557	0.1		666,942	32.44	0.1

TOTAL—2005	428	3,131,953	12.8		62,304,247	19.89	12.4
2006
NORTHEAST
Northern NJ	102	1,022,825	4.2		20,825,285	20.36	4.2
Central NJ	44	368,720	1.5		8,085,098	21.93	1.6
Westchester Co., NY	87	448,802	1.9		9,531,930	21.24	1.9
Sub. Philadelphia	55	558,350	2.3		9,713,422	17.40	2.0
Fairfield, CT	21	77,151	0.3		1,789,290	23.19	0.4
Washington, DC/MD	1	1,797	(d	)	38,775	21.58	(d	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		732,562	27.41	0.1
SOUTHWEST/WEST
Texas	10	19,740	0.1		425,060	21.53	0.1
Colorado	21	119,668	0.5		1,665,430	13.92	0.3
San Francisco	27	130,613	0.5		5,214,529	39.92	1.0

TOTAL—2006	376	2,774,391	11.4		58,021,381	20.91	11.6

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	299	2,488,024		10.3	53,769,144	21.61	10.8
2008	328	3,001,578		12.4	56,134,258	18.70	11.3
2009	201	2,185,676		9.0	42,334,535	19.37	8.5
2010	131	1,537,648		6.3	30,675,036	19.95	6.2
2011	93	1,631,506		6.7	38,697,070	23.72	7.8
2012	71	1,643,368		6.8	37,446,396	22.79	7.5
2013	58	1,105,819		4.6	21,617,089	19.55	4.3
2014	21	746,160		3.1	14,615,181	19.59	2.9
2015 and thereafter	43	2,225,965		9.2	48,252,634	21.68	9.7

Totals/Weighted Average	2,426	24,276,024	(e)	100.0	498,844,840	20.55	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2003 aggregating 143,059 square feet and representing annualized rent of $1,706,028 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

(e)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,276,024
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	394,936
Square footage unleased	2,285,841

Total net rentable square footage (does not include land leases)	26,956,801

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
NORTHEAST
Northern NJ	54	436,911	2.2		8,873,415	20.31	2.0
Central NJ	32	207,956	1.1		4,724,413	22.72	1.1
Westchester Co., NY	56	160,373	0.8		3,935,537	24.54	0.9
Sub. Philadelphia	21	107,764	0.6		2,758,048	25.59	0.6
Fairfield, CT	15	86,595	0.5		2,273,160	26.25	0.5
Washington, DC/MD	5	27,214	0.1		806,185	29.62	0.2
Dutchess/Nassau/Rockland Co., NY	7	18,919	0.1		400,897	21.19	0.1
SOUTHWEST/WEST
Texas	11	127,491	0.7		1,634,746	12.82	0.4
Colorado	20	76,465	0.4		1,321,235	17.28	0.3
San Francisco	99	158,965	0.8		4,013,220	25.25	0.9

TOTAL—2004	320	1,408,653	7.3		30,740,856	21.82	7.0
2005
NORTHEAST
Northern NJ	74	1,087,208	5.7		22,229,337	20.45	5.1
Central NJ	44	299,205	1.6		6,541,057	21.86	1.5
Westchester Co., NY	57	248,586	1.3		6,134,614	24.68	1.4
Sub. Philadelphia	32	272,037	1.4		6,126,274	22.52	1.4
Fairfield, CT	12	62,440	0.3		1,572,064	25.18	0.4
Washington, DC/MD	9	189,445	1.0		6,888,266	36.36	1.6
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		851,148	22.12	0.2
SOUTHWEST/WEST
Texas	8	59,947	0.3		975,792	16.28	0.2
Colorado	15	66,264	0.3		1,089,878	16.45	0.2
San Francisco	58	20,557	0.1		666,942	32.44	0.2

TOTAL—2005	321	2,344,159	12.2		53,075,372	22.64	12.2
2006
NORTHEAST
Northern NJ	96	963,655	5.0		20,048,458	20.80	4.5
Central NJ	37	295,304	1.6		7,117,470	24.10	1.6
Westchester Co., NY	57	265,280	1.4		6,085,624	22.94	1.3
Sub. Philadelphia	41	348,565	1.8		8,213,456	23.56	1.9
Fairfield, CT	18	65,451	0.3		1,569,390	23.98	0.4
Washington, DC/MD	1	1,797	(d	)	38,775	21.58	(d	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		732,562	27.41	0.2
SOUTHWEST/WEST
Texas	10	19,740	0.1		425,060	21.53	0.1
Colorado	21	119,668	0.6		1,665,430	13.92	0.4
San Francisco	27	130,613	0.7		5,214,529	39.92	1.2

TOTAL—2006	316	2,236,798	11.6		51,110,754	22.85	11.6

Schedule continued, with footnotes, on subsequent page.

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	233	1,851,545	9.6	45,506,783	24.58	10.4
2008	258	2,217,901	11.6	48,452,703	21.85	11.1
2009	159	1,760,989	9.2	37,022,218	21.02	8.5
2010	99	1,054,924	5.5	23,725,632	22.49	5.4
2011	77	1,407,215	7.3	35,550,861	25.26	8.2
2012	52	1,431,652	7.5	34,449,358	24.06	7.9
2013	45	973,559	5.1	19,889,021	20.43	4.6
2014	19	689,160	3.6	13,749,181	19.95	3.2
2015 and thereafter	26	1,830,405	9.5	43,180,150	23.59	9.9

Totals/Weighted Average	1,925	19,206,960	100.0	436,452,889	22.72	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2003 aggregating 123,368 square feet and representing annualized rent of $1,535,987 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
Northern NJ	6	47,919	1.0	537,972	11.23	1.0
Central NJ	5	48,981	1.1	537,667	10.98	0.9
Westchester Co., NY	25	109,290	2.3	1,572,657	14.39	2.7
Sub. Philadelphia	17	165,880	3.6	1,225,357	7.39	2.1
Fairfield, CT	1	2,775	0.1	48,360	17.43	0.1

TOTAL—2004	54	374,845	8.1	3,922,013	10.46	6.8
2005
Northern NJ	11	67,112	1.5	831,775	12.39	1.4
Central NJ	8	81,052	1.7	1,024,905	12.65	1.8
Westchester Co., NY	56	318,102	6.8	5,026,426	15.80	8.6
Sub. Philadelphia	29	299,600	6.4	2,137,987	7.14	3.7
Fairfield, CT	—	—	—	—	—	—

TOTAL—2005	104	765,866	16.4	9,021,093	11.78	15.5
2006
Northern NJ	6	59,170	1.2	776,826	13.13	1.3
Central NJ	7	73,416	1.6	967,628	13.18	1.7
Westchester Co., NY	30	183,522	3.9	3,446,306	18.78	5.9
Sub. Philadelphia	14	209,785	4.5	1,499,967	7.15	2.6
Fairfield, CT	3	11,700	0.3	219,900	18.79	0.4

TOTAL—2006	60	537,593	11.5	6,910,627	12.85	11.9
2007	62	621,179	13.3	8,053,711	12.97	13.8
2008	67	692,308	14.8	7,211,650	10.42	12.4
2009	39	384,792	8.3	4,621,677	12.01	7.9
2010	31	454,724	9.7	6,669,404	14.67	11.5
2011	16	224,291	4.8	3,146,209	14.03	5.4
2012	19	211,716	4.5	2,997,038	14.16	5.1
2013	6	77,024	1.7	1,074,845	13.95	1.9
2014	2	57,000	1.2	866,000	15.19	1.5
2015 and thereafter	13	265,278	5.7	3,644,664	13.74	6.3

Totals/Weighted Average	473	4,666,616	100.0	58,138,931	12.46	100.0

  (a)
  Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

  (b)
  Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

  (c)
  Includes leases expiring December 31, 2003 aggregating 19,691 square feet and representing annualized rent of $170,041 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2004, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	2	11,138	2.9	120,000	10.77	3.1
2005	3	21,928	5.7	207,783	9.48	5.4
2007	4	15,300	3.9	208,650	13.64	5.4
2008	3	91,369	23.7	469,904	5.14	12.2
2009	3	39,895	10.4	690,640	17.31	17.9
2010	1	28,000	7.3	280,000	10.00	7.3
2013	7	55,236	14.3	653,223	11.83	17.0
2015 and thereafter	3	122,282	31.8	1,222,820	10.00	31.7

Totals/Weighted Average	26	385,148	100.0	3,853,020	10.00	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2004, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	1	9,300	53.8	195,000	20.97	48.8
2015 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

QuickLinks

Exhibit 99.1
FOURTH QUARTER 2003 Supplemental Operating and Financial Data
INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
I. COMPANY BACKGROUND
I. COMPANY BACKGROUND
About the Company
History
Strategy
Summary (as of December 31, 2003)
Board of Directors
Executive Officers
Equity Research Coverage
Company Contact Information
II. FINANCIAL HIGHLIGHTS
Quarterly/Annual Summary
Sales Activity
Financing Activity
Leasing Information
Information About FFO
Key Financial Data
Same Store Results and Analysis (dollars in thousands)
Unconsolidated Joint Ventures Summary Breakdown of Unconsolidated Joint Ventures
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of December 31, 2003)
Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Maturities (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL INFORMATION
III. FINANCIAL INFORMATION Mack-Cali Realty Corporation and Subsidiaries Consolidated Statements of Operations (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Balance Sheets (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statement of Changes in Stockholders' Equity For the year ended December 31, 2003 (in thousands) (unaudited)
Statements of Funds from Operations (in thousands, except per share/unit amounts) (unaudited)
Statements of Funds from Operations Per Diluted Share (amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
IV. VALUE CREATION PIPELINE
IV. VALUE CREATION PIPELINE
Operating Property Acquisitions (dollars in thousands)
For the year ended December 31, 2003
For the year ended December 31, 2002
Properties Commencing Initial Operations (dollars in thousands)
For the year ended December 31, 2003
For the year ended December 31, 2002
Summary of Land Parcels
Rental Property Sales (dollars in thousands)
For the year ended December 31, 2003
For the year ended December 31, 2002
V. PORTFOLIO/LEASING STATISTICS
V. PORTFOLIO/ LEASING STATISTICS Leasing Statistics (For the three months ended December 31, 2003) Consolidated In-Service Portfolio
SUMMARY OF SPACE LEASED
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Leasing Statistics (For the three months ended December 31, 2003)
Consolidated In-Service Portfolio (continued)
DETAIL OF TRANSACTION ACTIVITY
Leasing Statistics (For the three months ended December 31, 2003)
Unconsolidated Joint Venture Properties
SUMMARY OF SPACE LEASED
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
DETAIL OF TRANSACTION ACTIVITY
Leasing Statistics (For the year ended December 31, 2003) Consolidated In-Service Portfolio SUMMARY OF SPACE LEASED
Leasing Statistics (for the year ended December 31, 2003)
Leasing Statistics (for the year ended December 31, 2003)
Unconsolidated Joint Venture Properties SUMMARY OF SPACE LEASED
Market Diversification
Industry Diversification
Property Listing Office/Flex Properties
Property Listing Office/Flex Properties (continued)
Property Listing Industrial/Warehouse, Retail and Land Properties
Significant Tenants
Significant Tenants
Schedule of Lease Expirations All Consolidated Properties
Schedule of Lease Expirations All Consolidated Properties (continued)
Schedule of Lease Expirations Office Properties
Schedule of Lease Expirations Office/Flex Properties
Schedule of Lease Expirations Industrial/Warehouse Properties
Stand-Alone Retail Properties